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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 2004



                            NEXTERA ENTERPRISES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
          DELAWARE                     0-25995                         95-4700410
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION)
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ONE EXETER PLAZA, 699 BOYLSTON STREET, BOSTON, MASSACHUSETTS             02116
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 262-0055
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.  The following exhibits are filed herewith:

            99.1 Press Release dated July 29, 2004, issued by Nextera Enterprises, Inc., furnished pursuant to Item 12 of Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

      On July 29, 2004, Nextera Enterprises, Inc. issued a press release announcing its financial results for the first quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

      The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Nextera Enterprises, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
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      SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 16, 2004                    NEXTERA ENTERPRISES, INC.


                                          By:       /s/ MICHAEL P. MULDOWNEY
                                                   --------------------------
                                                   Michael P. Muldowney
                                                   President &
                                                   Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit 99.1. Press Release, dated July 29, 2004, issued by Nextera Enterprises,
              Inc.